UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 18, 2010

TechniScan, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-143236	27-1093363
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3216 South Highland Drive, Suite 200, Salt Lake City, Utah		84106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(801) 521-0444

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

On June 25, 2010, TechniScan, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K stating on the front page that the Date of the Report (Date of Earliest Event Reported) was June 2, 2010 (“Original Filing”). The correct date, i.e. the Date of the Report (Date of Earliest Event Reported), is June 18, 2010, and not June 2, 2010. The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to correctly state on the front page that the Date of the Report (Date of Earliest Event Reported) is June 18, 2010.

Except as described above, no other changes are made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the change described above is unchanged and reflects the disclosures made at the time of the Original Filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechniScan, Inc.

June 25, 2010	By:	Steven K. Passey

Name: Steven K. Passey
Title: Chief Financial Officer